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                                UAM FUNDS, INC.
                              UAM FUNDS, INC. II
                                UAM FUNDS TRUST
                             (EACH THE "COMPANY")
                      FUNDS FOR THE INFORMED INVESTOR/SM/

                        SUPPLEMENT DATED APRIL 12, 2001
        TO THE UAM FUNDS TRUST, UAM FUNDS, INC. AND UAM FUNDS, INC. II STATEMENTS OF ADDITIONAL INFORMATION DATED MAY 1, 2000, JULY 31, 2000,
                      AUGUST 28, 2000 AND MARCH 1, 2001.


     All references to "United Asset Management Corporation" should be deleted and replaced with "Old Mutual (U.S.) Holdings Inc. (formerly named United Asset Management Corporation)" and all references to "UAM" should be deleted and replaced with "Old Mutual (U.S.) Holdings Inc."

     The section titled "Distributor" is hereby deleted and replaced by the following:

DISTRIBUTOR
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     Funds Distributor, Inc. ("FDI") serves as the Company's distributor.
     The Company offers its shares continuously. While FDI will use its best efforts to sell shares of a Fund, it is not obligated to sell any particular amount of shares. Although the Distribution Agreement does not generally provide for compensation to FDI, when FDI provides, and contracts with third parties to provide, distribution and administrative support services pursuant to the Fund's distribution and service plans, FDI may be entitled to compensation. FDI is located at 60 State Street, Suite 1300, Boston, Massachusetts 02109.


     Under the section titled "Service and Distribution Plans," all references to UAMFDI are hereby deleted and replaced with "FDI."


     The section titled "Administrative Services - Administrator" is hereby deleted and replaced by the following:

ADMINISTRATIVE SERVICES
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Administrator

     The Funds and SEI Investments Mutual Fund Services ("Administrator") have entered into an administration agreement (the "Administration Agreement") dated April 1, 2001. Under the Administration Agreement, the Administrator provides the Funds with administrative services, including fund accounting, regulatory reporting, necessary office space, equipment, personnel and facilities.

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     The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.

     The Administrator, a Delaware business trust, has its principal business offices at Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers.
     The Administrator and its affiliates also serve as administrator or sub-administrator to the following other mutual funds including, but without limitation: The Advisors' Inner Circle Fund, Alpha Select Funds, Amerindo Funds Inc., The Arbor Fund, ARK Funds, Armada Funds, The Armada Advantage Fund, Bishop Street Funds, CNI Charger Funds, CUFUND, Expedition Funds, First American Funds, Inc., First American Investment Funds, Inc., First American Strategy Funds, Inc., First Omaha Funds, Inc., Friends Ivory Funds, HighMark Funds, Huntington Funds, Huntington VA Funds, JohnsonFamily Funds, Inc., The MDL Funds, The Nevis Fund, Inc., Oak Associates Funds,
     The PBHG Funds, Inc., PBHG Insurance Series Fund, Inc., The Pillar Funds, Pitcairn Funds, SEI Asset Allocation Trust, SEI Daily Income Trust,
     SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, STI Classic Funds,
     STI Classic Variable Trust and TIP Funds.

Transfer Agent

     DST Systems, Inc., which has its principal offices at 333 West 11th Street, Fifth Floor, Kansas City, MO 64105, serves as Transfer Agent to the Company.

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